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                            Numeric Investors L.P.

                     n/i numeric investors Micro Cap Fund
                       n/i numeric investors Growth Fund
                   n/i numeric investors Growth & Value Fund
                  n/i numeric investors Larger Cap Value Fund
                  n/i numeric investors Small Cap Value Fund

                 (Investment Portfolios of The RBB Fund, Inc.)

                      Supplement dated February 16, 1999
                     to Prospectus dated December 28, 1998


                The description of the investment adviser on page 14 of the Prospectus is amended as follows:

All investment decisions with respect to the Funds are made by a team of Numeric's Portfolio Management Department, which is subject to the supervision of Mark F. Engerman, CFA. No one person is responsible for making recommendations to that team. Mr. Engerman received a BS in Applied Mathematics and Economics from Brown University, and has been employed by Numeric since January 1994.


                        Supplement dated April 16, 1999
                     to Prospectus dated December 28, 1998

Reopening of Funds

                The paragraphs on page 19 of the prospectus with respect to the closing of the n/i numeric investors Micro Cap and Growth Funds are revised as follows:

                As of April 19, 1999, the n/i numeric investors Micro Cap Fund and the n/i numeric investors Growth Fund shall reopen to new investment from any then existing shareholder of any of the n/i numeric investors family of funds. As of May 17, 1999, the n/i numeric investors Micro Cap Fund and the n/i numeric investors Growth Fund shall reopen to new investment from the general public. Beginning April 19, 1999, no maximum purchase amounts shall apply to any purchaser. Numeric currently intends to close each of the n/i numeric investors Micro Cap Fund and the n/i numeric investors Growth Fund if such Fund reaches $125 million in total assets. Current total assets are $96 million in the n/i numeric investors Micro Cap Fund and $62 million in the n/i numeric investors Growth Fund, respectively.